SCHEDULE II

                                      INFORMATION WITH RESPECT TO
                           TRANSACTIONS EFFECTED DURING THE PAST SIXTY DAYS OR SINCE THE MOST RECENT FILING ON SCHEDULE 13D (1)

                                             SHARES PURCHASED        AVERAGE
                                  DATE            SOLD(-)             PRICE(2)

           COMMON STOCK-WHX CORPORATION

          GAMCO INVESTORS, INC.
                                 8/24/99           10,000             8.3438
                                 8/23/99            5,000             8.3125
                                 7/27/99            5,000             7.0000
                                 7/21/99            5,000             6.7500
                                 7/08/99            1,000             6.6250
                                 7/07/99           10,000             6.7500
                                 7/06/99           10,500             6.7589
                                 7/02/99            4,500             6.7500
                                 7/02/99           90,000             6.7500
          GABELLI FUNDS, LLC.
               THE GABELLI VALUE FUND,INC.
                                 7/02/99           14,000             6.8000
               THE GABELLI CAPITAL ASSET FUND
                                 8/11/99            3,000             7.1750
               THE GABELLI ABC FUND
                                 8/11/99            1,000             7.1750

















          (1) UNLESS OTHERWISE INDICATED, ALL TRANSACTIONS WERE EFFECTED ON THE NYSE.

          (2) PRICE EXCLUDES COMMISSION.



                                            SCHEDULE II

                                      INFORMATION WITH RESPECT TO
                           TRANSACTIONS EFFECTED DURING THE PAST SIXTY DAYS OR SINCE THE MOST RECENT FILING ON SCHEDULE 13D (1)

                                             SHARES PURCHASED        AVERAGE
                                  DATE            SOLD(-)             PRICE(2)

          CONVERTIBLE NOTES- WHX CORP CONV PRFD A

          GAMCO INVESTORS, INC.
                                 8/09/99              500            33.0000
                                 7/06/99              200            32.1250
                                 7/02/99              600            32.2917
          GABELLI FUNDS, LLC.
               THE GABELLI CONVERTIBLE SECURITIES FUND
                                 8/06/99              500            33.0500


























          (1) UNLESS OTHERWISE INDICATED, ALL TRANSACTIONS WERE EFFECTED ON THE NYSE.

          (2) PRICE EXCLUDES COMMISSION.





                                              SCHEDULE II

                                      INFORMATION WITH RESPECT TO
                           TRANSACTIONS EFFECTED DURING THE PAST SIXTY DAYS OR SINCE THE MOST RECENT FILING ON SCHEDULE 13D (1)

                                             SHARES PURCHASED        AVERAGE
                                  DATE            SOLD(-)             PRICE(2)

          CONVERTIBLE NOTES- WHX CORP CONV PRFD B

          GAMCO INVESTORS, INC.
                                 8/09/99              500            31.8125
                                 8/05/99            1,000            31.6250
                                 7/13/99              800            34.0000
                                 7/12/99              800            34.4375
                                 7/07/99            1,000            34.1000
                                 7/06/99            1,000            33.5000
                                 7/02/99              500            32.8625
          GABELLI FUNDS, LLC.
               THE GABELLI CONVERTIBLE SECURITIES FUND
                                 8/23/99              500            31.3500
                                 8/06/99              500            31.9250


























          (1) UNLESS OTHERWISE INDICATED, ALL TRANSACTIONS WERE EFFECTED ON THE NYSE.

          (2) PRICE EXCLUDES COMMISSION.